                                                                     EXHIBIT 99


                        UNITED STATES BANKRUPTCY COURT
                         MIDDLE DISTRICT OF TENNESSEE


In re:   SERVICE MERCHANDISE COMPANY, INC.            Case No.:   399-02649 THROUGH 399-02680
      ------------------------------------                     ------------------------------
                                                      Judge:     PAINE
                                                            ---------------------------------
                                                      Chapter 11

Debtor(s)

         MONTHLY OPERATING REPORT FOR PERIOD ENDING       December 30, 2001
                                                    ---------------------------

         COMES NOW,               SERVICE MERCHANDISE COMPANY, INC.
                    -----------------------------------------------------------

Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing November 26, 2001 and ending December 30, 2001 as shown by the report and exhibits consisting of 10 pages and containing the following as indicated:

         X     Monthly Reporting Questionnaire (Attachment 1)
       -----

               Comparative Balance Sheets (Forms OPR-1 & OPR-2)
       -----

        N/A    Summary of Accounts Receivable (Form OPR-3)
       -----

               Schedule of Postpetition Liabilities (Form OPR-4)
       -----

               Statement of Income (Loss) (Form OPR-5)
       -----


         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. This report is based on preliminary unaudited results, and includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. The Debtor and the U.S. Trustee have also agreed that the Debtor will file the remaining forms by February 18, 2002. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.


Date:       1/21/02                                   DEBTOR - IN - POSSESSION
      ------------------

                                                      By: /s/ Kenneth A. Conway
                                                         -------------------------------------------------------------
                                                      Name and Title: KENNETH A. CONWAY, VICE PRESIDENT AND CONTROLLER
                                                                     -------------------------------------------------
                                                      Address: 7100 SERVICE MERCHANDISE DRIVE
                                                               BRENTWOOD, TENNESSEE 37027
                                                              --------------------------------------------------------
                                                      Telephone No: (615) 660-3340
                                                                   ---------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  NOVEMBER 26, 2001 THROUGH DECEMBER 30, 2001


1.       PAYROLL


                                                                                        WAGES                      TAXES
    OFFICERS                       TITLE                                        GROSS           NET           DUE          PAID
----------------------------------------------------------------------------------------------------------------------------------

S. CUSANO               CHAIRMAN OF THE BOARD AND CHIEF
                        EXECUTIVE OFFICER                                    $ 72,309.60    $ 36,660.14    $5,814.62    $28,327.14

JANE F. GILMARTIN       PRESIDENT AND CHIEF MERCHANDISING OFFICER            $156,548.20    $107,822.31    $4,013.51    $44,131.33

C. STEVEN MOORE         SENIOR VICE PRESIDENT,
                        CHIEF ADMINISTRATIVE OFFICER,
                        GENERAL COUNSEL AND SECRETARY                        $ 34,549.13    $ 22,796.00    $2,373.02    $ 8,585.19

MICHAEL E. HOGREFE      SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER    $ 85,978.08    $ 59,847.70    $1,981.30    $23,425.32

ERIC A. KOVATS          SENIOR VICE PRESIDENT, STORES                        $ 27,364.68    $ 18,489.06    $1,715.89    $ 6,056.96

KARREN M. PRASIFKA      VICE PRESIDENT, ASSISTANT GENERAL COUNSEL            $ 21,271.15    $ 14,134.15    $1,608.57    $ 5,311.28

KENNETH A. CONWAY       VICE PRESIDENT AND CONTROLLER                        $ 16,434.35    $ 12,427.65    $  830.86    $ 2,703.89

JOE M. ELLIOTT          VICE PRESIDENT, PROPERTY ADMINISTRATION              $ 14,642.40    $ 10,718.41    $  811.10    $ 2,608.01

KIMBERLY B. SOUTHARD    ASSISTANT VICE PRESIDENT, STRATEGIC PLANNING
                        AND ASSISTANT TREASURER                              $ 11,094.70    $  7,310.77    $  808.82    $ 2,677.69

The following associate received a payment, in accordance with the terms of her employment agreement, that is included in the amounts above.


JANE F. GILMARTIN                 $106,250.00

The following associate received a bonus that is included the amounts above.


MICHAEL E. HOGREFE                $56,250.00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 26, 2001 THROUGH DECEMBER 30, 2001


2.        INSURANCE


                                                                                                                            DATE
                                                                   COVERAGE       POLICY        EXPIRATION    PREMIUM     COVERAGE
TYPE                               NAME OF CARRIER                  AMOUNT        NUMBER           DATE       AMOUNT      THROUGH
----------------------------------------------------------------------------------------------------------------------------------

Property                        Fireman's Fund Insurance Co      $5 Million     01MXI9761300     12/31/02      $822,500   12/31/02
                                Royal Indemnity Co.              $5 Million       RHD317182      12/31/02      $120,000   12/31/02
                                Westchester Fire                 $15 Million     WXA663479-0     12/31/02      $103,000   12/31/02
                                Allianz Insurance Co             $10 Million     CLP13001444     12/31/02      $ 31,781   12/31/02
                                Commonwealth Ins Co              $15 Million      CLP 10333      12/31/02      $ 47,672   12/31/02
                                Allianz Insurance Co             $50 Million     CLP3001444      12/31/02      $ 60,000   12/31/02
                                Allianz Insurance Co             $25 Million     CLP3001444      12/31/02      $ 10,159   12/21/02
Boiler & Machinery              Hartford Steam Boiler            $10 Million     FBP4914359      12/31/02      $ 20,248   12/31/02
Transit                         Fireman's Fund Insurance Co      $1 Million     OIMXI97600751    12/31/02      $ 10,000   12/31/02
Ocean Cargo                     Fireman's Fund Insurance Co      $10 Million     OC95600601      12/31/02      $ 40,000   12/31/02
General Liability               Ace American Ins Co              $5 Million     XSLG2057804A     12/31/02      $250,000   12/31/02
Tenants Liability-AOS           Pacific Employers Ins. Co.       $5 Million     HDOG20578129     12/31/02   Incl. In GL   12/31/02
Tenants Liability-First Union   Pacific Employers Ins. Co.       $5 Million     HODG20578087     12/31/02   Incl. In GL   12/31/02
Workers' Compensation-AOS       Pacific Employers Ins Co         Statutory      WLRC43124456     12/31/02      $201,195   12/31/02
WC Excess                       Ace American Ins Co              Statutory        XWC014136      12/31/02      $ 24,034   12/31/02
Workers' Compensation-DAS       Pacific Employers Ins Co         Statutory      WLRC43124493     12/31/02      Included   12/31/02
WC Retro                        Pacific Employers Ins. Co.       Statutory      SCFC43031673     12/31/02      Included   12/31/02
WC Contractual Indemnity        Illinois Union Insurance Co      Statutory      CTPG20577794     12/31/02      $ 15,750   12/31/02
Auto                            Pacific Employers Ins Co         $1 Million     ISAH07969661     12/31/02      $ 43,572   12/31/02
Umbrella                        Ohio Casualty Group              $25 Million   BX(02)O52805120   12/31/02      $104,850   12/31/02
Excess Liability                American Guarantee & Lia. Ins.   $50 Million    AEC287610704     12/31/02      $ 50,000   12/31/02
Excess Liability                Great American Assurance         $25 Million     EXC5752226      12/31/02      $ 37,500   12/31/02
International                   Ace American Ins Co              $1 Million       PHF051491      12/31/02      $  2,500   12/31/02
Directors & Officers            Continental Insurance Co         $10 Million      300714943      03/01/02      $200,000   03/01/02
                                Federal Insurance Co             $10 Million     81278902-A      03/01/02      $190,000   03/01/02
                                Royal Insurance Co               $10 Million      PSF000009      03/01/02      $175,000   03/01/02
                                Greenwich Ins. Co.               $10 Million     ELU82217-01     03/01/02      $198,949   03/01/02
                                Zurich-American Ins. Co.         $10 Million    DOC3746468-00    03/01/02      $146,704   03/01/02
                                Kemper Insurance Co              $10 Million     3DY00200100     03/01/02      $ 99,110   03/01/02
Crime                           National Union Fire Ins Co       $10 Million       8726439       03/01/02      $ 53,833   03/01/02
Fiduciary                       National Union Fire Ins Co       $10 Million       8726812       03/01/02      $ 25,839   03/01/02
Employment Practices
  Liability                     Chubb Insurance Co               $5 Million       81278901A      03/01/02      $100,000   03/01/02
                                National Union Fire Ins Co       $5 Million        8727499       03/01/02      $ 70,000   03/01/02
                                Royal Insurance Co               $10 Million      PSF000010      03/01/02      $ 85,000   03/01/02
Special Crime                   Reliance Insurance Co            $25 Million     NFK1951937      05/01/02      $ 13,458   05/01/02

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 26, 2001 THROUGH DECEMBER 30, 2001

3.       BANK ACCOUNTS


TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                                 $      4,950
RETAIL SAFE FUNDS                                                              5,094,026

CORPORATE ACCOUNTS                                                             6,362,405

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                                1,428,695
KEY NATIONAL BANK                                                              1,687,736
FLEET BOSTON                                                                     510,973
FIRST UNION                                                                    5,065,679
BANK ONE LOUISIANA                                                             1,753,154
ABN - AMRO BANK                                                                1,049,788
COMERICA BANK                                                                    293,168
AM SOUTH                                                                       1,744,047
BANK OF AMERICA                                                                  518,275
BANK OF OKLAHOMA                                                                 628,861
CHASE BANK OF TEXAS                                                            1,782,137
SINGLE STORE DEPOSITORY ACCOUNTS                                                 889,896
WELLS FARGO BANK                                                                 219,619
BANK ONE, IN                                                                     694,338
PNC BANK                                                                       2,031,004
OAK BROOK BANK                                                                 3,214,950

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)            (1,275,394)


OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                                    92,930
OTHER CASH ACCOUNTS                                                               73,809
                                                                            ------------

TOTAL CASH PER GENERAL LEDGER                                               $ 33,865,046
                                                                            ============

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 26, 2001 THROUGH DECEMBER 30, 2001

CASH FLOW STATEMENT
(DOLLARS IN THOUSANDS)


                                                            Actual
                                                           12/30/01
                                                           --------

Ending total revolver balance                              $149,699
Term loan                                                    60,000
Standby letters of credit                                    20,727
Trade letters of credit                                      29,210
                                                           --------
Total extensions of credit                                  259,636

Borrowing base                                              433,322
                                                           --------

Availability                                               $173,686
                                                           ========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 26, 2001 THROUGH DECEMBER 30, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4


(DOLLARS IN THOUSANDS)


                                                           DATE                                    TOTAL DUE
                                                         INCURRED             DATE DUE         (12/30/01 BALANCE)
                                                   -----------------------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                             04/14/00             04/14/04                    $ 149,699
         Facility standby letters of credit              04/14/00             04/14/04                       20,727
         Facility trade letters of credit                04/14/00             04/14/04                       29,210
         Term loans                                      04/14/00             04/14/04                       60,000
                                                                                                          ----------
TOTAL EXTENSIONS OF CREDIT                                                                                $ 259,636
                                                                                                          ==========


ACCRUED INTEREST PAYABLE                                                                                   $  1,035
                                                                                                           =========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  NOVEMBER 26, 2001 THROUGH DECEMBER 30, 2001


4.       PAYMENTS TO PROFESSIONALS NOVEMBER 26, 2001 THROUGH DECEMBER 30, 2001


Vendor #                        Vendor Name                             Check Amt.         Check Date          Check #
----------------------------------------------------------------------------------------------------------------------

 71217          Bass, Berry and Sims                                   $164,293.59          11/26/01          B0026254
 99391          Otterbourg, Steindler, Houston and Rosen, PC           $ 94,027.74          11/26/01          B0026255
 99459          Robert L. Berger and Associates                        $ 17,237.50          11/28/01          B0026265
 99329          Aegis Property Tax Specialists                         $     67.07          12/04/01          50060132
 99329          Aegis Property Tax Specialists                         $ 14,212.75          12/04/01          50060133
 44013          McCarter and English                                   $  3,022.87          12/05/01          50060242
 67017          Barkley and Thompson                                   $    373.76          12/05/01          50060243
 84573          Buchanan and Ingersoll                                 $     30.70          12/05/01          50060246
 85611          Wright, Robinson, Osthimer and Tatum                   $      8.42          12/05/01          50060247
 71403          Seyfarth, Shaw, Fairweather and Geraldoson             $    887.51          12/06/01          50060301
 93547          D'Assaro and Hall                                      $    261.26          12/06/01          50060307
 95912          Kightlinger and Gray                                   $    973.00          12/06/01          50060314
 44013          McCarter and English                                   $  3,313.27          12/06/01          50060348
 47653          Hoge, Fenton, Jones and Appel, Inc.                    $    264.50          12/06/01          50060349
 95913          Locke, Reynolds, Boyd and Weisell                      $  1,312.40          12/06/01          50060352
 44013          McCarter and English                                   $  5,803.91          12/07/01          50060551
 48779          Loss, Pavone and Orel                                  $    637.50          12/07/01          50060553
 56784          Cotter, Cotter and Sohon, PC                           $  5,000.00          12/07/01          50060555
 67017          Barkley and Thompson                                   $    677.95          12/07/01          50060557
 71403          Seyfarth, Shaw, Fairweather and Geraldoson             $ 22,353.77          12/07/01          50060559
 84740          Taft, Stettinius and Hollister                         $  5,933.97          12/07/01          50060560
 93547          D'Assaro and Hall                                      $  5,028.89          12/07/01          50060563
 93547          D'Assaro and Hall                                      $  2,661.05          12/11/01          50060745
 27428          Sharretts, Paley, Carter and Blauvert, PC              $    650.00          12/12/01          50060887
 95913          Locke, Reynolds, Boyd and Weisell                      $    164.65          12/12/01          50060911
 71403          Seyfarth, Shaw, Fairweather and Geraldoson             $    481.98          12/12/01          50060945
 84573          Buchanan and Ingersoll                                 $     18.50          12/12/01          50060949
 95384          Deloitte and Touche, LLP                               $ 75,090.08          12/13/01          50061092
 86237          Brusniak, Clement, Harrison and McCool, PC             $  1,044.90          12/17/01          50061289
101606          Service Real Estate Venture                            $    321.40          12/17/01          B0026401
 98378          Skadden, Arps, Slate, Meagher and Flom                 $451,099.00          12/17/01          B0026403
101606          Service Real Estate Venture                            $ 48,366.00          12/17/01          B0026408
 99444          Sitrick and Company                                    $  3,061.41          12/17/01          B0026409
 98378          Skadden, Arps, Slate, Meagher and Flom                 $364,238.00          12/17/01          B0026440
 99444          Sitrick and Company                                    $ 14,040.76          12/17/01          B0026449
 50995          Brann and Isaacson                                     $    707.30          12/18/01          50061389
 99459          Robert L. Berger and Associates                        $ 29,873.85          12/18/01          B0026451
 44013          McCarter and English                                   $    622.20          12/19/01          50061469
 99104          Jay Alix and Associates                                $ 16,492.37          12/26/01          B0026411
 71217          Bass, Berry and Sims                                   $164,686.66          12/26/01          B0026442
 57117          Deloitte and Touche                                    $ 18,000.00          12/28/01          50062411

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  NOVEMBER 26, 2001 THROUGH DECEMBER 30, 2001

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: DECEMBER 30, 2001
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 26, 2001 THROUGH DECEMBER 30, 2001

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)


                                                       DATE         DATE            TOTAL
   TAXES PAYABLE                                     INCURRED        DUE             DUE

Federal income tax                             **     Various      Various         $ 1,600

State income tax                                      Various      Various              --
                                                                                   -------

                        SUBTOTAL                                                   $ 1,600
                                                                                   -------


Sales/use tax           SUBTOTAL                *     Various      Various         $11,100
                                                                                   -------


Personal property tax                           *     Various      Various         $   804

Real estate taxes                               *     Various      Various           9,791

Inventory taxes                                 *     Various      Various              --

Gross receipts/bus licenses                     *     Various      Various              18

Franchise taxes                                 *     Various      Various             759
                                                                                   -------

                        SUBTOTAL                                                   $11,372
                                                                                   -------


                                                                                   -------
TOTAL TAXES PAYABLE                                                                $24,072
                                                                                   =======

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 26, 2001 THROUGH DECEMBER 30, 2001

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                              ACTUAL         ACTUAL         ACTUAL         ACTUAL         ACTUAL          TOTAL
                                      MONDAY 11/26/01       12/03/01       12/10/01       12/17/01       12/24/01        11/26/01
                                      SUNDAY 12/02/01       12/09/01       12/16/01       12/23/01       12/30/01        12/30/01
                                             --------       --------       --------       --------       --------        --------

Receipts:
   Sales receipts                            $46,405        $44,872        $58,856        $84,397        $ 95,333        $329,863
   Miscellaneous receipts                         --            572             --             --              --             572
                                             -------        -------        -------        -------        --------        --------
Total available collections                   46,405         45,444         58,856         84,397          95,333         330,435


Disbursements:
   Merchandise disbursements                  18,709         14,715         12,727         11,570           3,353          61,074
   Non-merchandise disbursements              11,418         17,362         14,205         16,927          12,560          72,472
                                             -------        -------        -------        -------        --------        --------
Total disbursements                           30,127         32,077         26,932         28,497          15,913         133,546
                                             -------        -------        -------        -------        --------        --------

Net receipts/(disbursements)                 $16,278        $13,367        $31,924        $55,900        $ 79,420        $196,889
                                             =======        =======        =======        =======        ========        ========